Income Taxes - Income tax rate reconciliation (Details)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Computed expected income tax benefit	(35.00%)	(35.00%)
Reduction (increase) in income tax benefit and increase (reduction) in income tax expense resulting from:
State tax, net of federal benefit	0.00%	0.00%
Change in federal valuation allowance	35.00%	35.00%
Other	0.00%	0.00%
Effective income tax rate	0.00%	0.00%